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                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


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                Date of Report (Date of earliest event reported):
                                January 18, 2001


                        McCormick & Company, Incorporated
             (Exact name of registrant as specified in its charter)


          Maryland                    0-748                   52-0408290
(State of other jurisdiction       (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)

           18 Loveton Circle
           Sparks, Maryland                                          21152
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (410) 771-7301



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ITEM 9.  REGULATION FD DISCLOSURE

         On January 18, 2001, the Registrant held a conference call to announce its Fourth Quarter fiscal year 2000 results. The transcript of the Registrant's comments for the conference call is furnished as Exhibit 99 hereto and incorporated herein by reference. The information included pursuant to this Item 9 (including the exhibits) shall not be deemed to be incorporated by reference into any filing made by the Registrant pursuant to the Securities Act of 1933.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

             99. Transcript of the Registrant's comments for the January 18, 2001 conference call to announce its fourth quarter fiscal year 2000 results.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   McCORMICK & COMPANY, INCORPORATED


Date:  January 18, 2001            By:        /S/ KENNETH A. KELLY, JR.
                                       ---------------------------------------
                                                 Kenneth A. Kelly, Jr.
                                              Vice President & Controller